                                                                   EXHIBIT 10.19

                                    TERM NOTE

$60,000,000                                           Philadelphia, Pennsylvania
                                                                    May 17, 1996

         FOR VALUE RECEIVED, WEST COAST ENTERTAINMENT CORPORATION, a Delaware corporation (the "Company"), VIDEOSMITH INCORPORATED, a Massachusetts corporation, WEST COAST FRANCHISING COMPANY, a Delaware corporation, PALMER WEST COAST CORPORATION, a Delaware corporation, RKT MERGER CO., a Delaware corporation, SHOWTIME, INC., a Virginia corporation, and VIDEO GIANT INC., a Texas corporation (collectively, the "Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of PNC Bank, National Association (the "Bank") at the office of PNC Bank, National Association (the "Agent") located at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110, on the Termination Date (as such term is defined in the Credit Agreement hereinafter referred to) in lawful money of the United States of America and in immediately available funds, the principal sum of (a) SIXTY MILLION DOLLARS ($60,000,000) or, if less (b) the aggregate principal amount of the Revolving Credit Loans on the Revolving Credit Termination Date, in such quarterly installments of principal in such amounts, and payable at such times, as are specified in the Credit Agreement referred to below. The Borrowers further agree to pay interest accrued on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

         The holder of this Note is authorized to endorse on Schedule 1 annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the respective date(s), Type and amount of each Term Loan made by the Bank to the Borrowers, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement (or any error in such recordation) shall not affect the obligations of the Borrowers to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

         This Note is one of the Term Notes referred to in, evidences indebtedness incurred under, and is entitled to the benefits of, the Credit Agreement dated as of May 17, 1996 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being referred to as the "Credit Agreement") among the Borrowers, the other banks and financial institutions parties thereto, and PNC Bank, National Association, as agent. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayments of the principal hereof prior to the maturity thereof, for a higher rate of interest hereunder on amounts past due, for the amendment or waiver of certain provisions of the Credit Agreement and for certain security interests granted by the Borrowers. Reference is made to the Credit Agreement and the other Loan Documents for a statement of the terms and conditions under which the Loans evidenced hereby have been secured.

               Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

               All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

               Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

ATTEST:                                   WEST COAST ENTERTAINMENT
                                          CORPORATION

/s/ Ralph W. Standley III                 By: /s/ T. Kyle Standley
- ------------------------------                --------------------------------
Chairman                                      Name:   T. Kyle Standley
                                                    --------------------------
                                              Title:   President
                                                    --------------------------
[seal]

                      [signatures continued on next page]

ATTEST:                                   VIDEOSMITH, INCORPORATED

/s/ Ralph W. Standley III                 By: /s/ T. Kyle Standley
- ------------------------------                --------------------------------
President                                     Name:   T. Kyle Standley
                                                    --------------------------
                                              Title:   Vice President
                                                    --------------------------
[seal]


ATTEST:                                  WEST COAST FRANCHISING COMPANY

/s/ Ralph W. Standley III                 By: /s/ T. Kyle Standley
- ------------------------------                --------------------------------
Chairman                                      Name:   T. Kyle Standley
                                                    --------------------------
                                              Title:   President
                                                    --------------------------
[seal]


ATTEST:                                  PALMER WEST COAST CORPORATION

/s/ Ralph W. Standley III                 By: /s/ T. Kyle Standley
- ------------------------------                --------------------------------
Secretary                                     Name:   T. Kyle Standley
                                                    --------------------------
                                              Title:   President
                                                    --------------------------
[seal]


ATTEST:                                   RKT MERGER CO.

/s/ Ralph W. Standley III                 By: /s/ T. Kyle Standley
- ------------------------------                --------------------------------
Secretary                                     Name:   T. Kyle Standley
                                                    --------------------------
                                              Title:   President
                                                    --------------------------
[seal]


ATTEST:                                   SHOWTIME, INC.

/s/ Ralph W. Standley III                 By: /s/ T. Kyle Standley
- ------------------------------                --------------------------------
Secretary                                     Name:   T. Kyle Standley
                                                    --------------------------
                                              Title:   President
                                                    --------------------------
[seal]

ATTEST:                                   VIDEO GIANT INC.

                                          By: /s/ T. Kyle Standley
- ------------------------------                --------------------------------
Secretary                                     Name:   T. Kyle Standley
                                                    --------------------------
                                              Title:   President
                                                    --------------------------
[seal]

                                   SCHEDULE 1

                        LOANS, CONVERSIONS AND PAYMENTS


                                                     AMOUNT OF           AMOUNT OF
                                                     BASE RATE           EURODOLLAR
                                                       LOANS               LOANS               UNPAID
            TYPE OF LOAN                             CONVERTED          CONVERTED TO          PRINCIPAL
           (EURODOLLAR OR          AMOUNT OF       TO EURODOLLAR         BASE RATE            BALANCE OF       NOTATION
DATE         BASE RATE)              LOANS             LOANS               LOANS                LOANS          MADE BY
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


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